Exhibit 24
POWER OF ATTORNEY
The undersigned directors of Carnival Corporation, a company incorporated under the laws of the Republic of Panama, and Carnival plc, a company organized and existing under the laws of England and Wales, do and each of them does, hereby constitute and appoint Josh Weinstein, David Bernstein and Enrique Miguez, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Carnival Corporation and Carnival plc joint Annual Report on Form 10-K (“Form 10-K”) for the year ended November 30, 2024 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on this 9th day of October, 2024.

CARNIVAL CORPORATION	CARNIVAL PLC

/s/ Micky Arison	/s/ Micky Arison
Micky Arison	Micky Arison
Chair of the Board of Directors	Chair of the Board of Directors

/s/ Sir Jonathon Band	/s/ Sir Jonathon Band
Sir Jonathon Band	Sir Jonathon Band
Director	Director

/s/ Jason Glen Cahilly	/s/ Jason Glen Cahilly
Jason Glen Cahilly	Jason Glen Cahilly
Director	Director

/s/ Nelda J. Connors	/s/ Nelda J. Connors
Nelda J. Connors	Nelda J. Connors
Director	Director

/s/ Helen Deeble	/s/ Helen Deeble
Helen Deeble	Helen Deeble
Director	Director

/s/ Jeffrey J. Gearhart	/s/ Jeffrey J. Gearhart
Jeffrey J. Gearhart	Jeffrey J. Gearhart
Director	Director

/s/ Katie Lahey	/s/ Katie Lahey
Katie Lahey	Katie Lahey
Director	Director

/s/ Sara Mathew	/s/ Sara Mathew
Sara Mathew	Sara Mathew
Director	Director

/s/ Stuart Subotnick	/s/ Stuart Subotnick
Stuart Subotnick	Stuart Subotnick
Director	Director

/s/ Laura Weil	/s/ Laura Weil
Laura Weil	Laura Weil
Director	Director

Exhibit 24

/s/ Randall Weisenburger	/s/ Randall Weisenburger
Randall Weisenburger	Randall Weisenburger
Director	Director